                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04014

                             Meridian Fund, Inc. (R)
               (Exact name of registrant as specified in charter)

                        60 E. Sir Francis Drake Boulevard
                             Wood Island, Suite 306
                               Larkspur, CA 94939
               (Address of principal executive offices) (Zip code)

                                Gregg B. Keeling
                        60 E. Sir Francis Drake Boulevard
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 415-461-8770

                        Date of fiscal year end: June 30

                     Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

MERIDIAN FUND, INC.
                                                                    July 5, 2005

To Our Shareholders:

Stocks posted small gains during the second quarter as investors shrugged off higher oil prices and Federal Reserve rate increases. During the second quarter the S&P 500 gained 0.9%, the NASDAQ 2.9% and the Russell 2000 4.0%. The indices still remained down modestly for the six-month period ended June 30, 2005. The best performing sectors during the second quarter included biotechnology, home construction and energy. Computer services, paper and steel stocks were among the worst performing sectors. The yield on the ten-year government bond declined from 4.49% to 3.95%, in spite of Federal Reserve tightening and a slight rise in the rate of inflation.

The economy continues to grow, but at a more measured pace than the revised 3.8% first quarter GDP growth rate. The housing sector continues to boom and consumer confidence is at a high level while retail sales and business investment are increasing. Interest rates remain low and investors do not appear to be concerned with the inflation rate moving substantially higher. Corporate profits are expected to grow ten percent in 2005. The main risks to sustained economic growth, in our opinion, are further increases in the price of oil, or a bust in the housing market. We believe that the price of oil will level off or decline from the current level. Housing prices are at risk, in our opinion, but we believe it will take a meaningful rise in interest rates before prices fall substantially. Our outlook is for continued but more modest GDP growth throughout 2005 and into 2006.

We welcome those new shareholders who joined the Meridian Funds during the quarter and appreciate the continued confidence of our existing shareholders.

/s/ Richard F. Aster, Jr.

Richard F. Aster, Jr.

MERIDIAN EQUITY INCOME FUND(SM)

The Meridian Equity Income Fund's net asset value per share at June 30, 2005 was $10.10. This represents an increase of 1.0% since the Fund's inception, January 31, 2005, to date. The Fund's assets, at the close of the second quarter, were invested 5.2% in cash and cash equivalents and 94.8% in stocks. Total net assets were $8,411,844 and there were 304 shareholders.

The Fund currently holds thirty positions. The heaviest areas of concentration include banking, insurance, consumer products and industrial products. The Fund has an average market capitalization of fifteen billion dollars, a yield of 3.10%, a return on equity of 20% and a price earnings ratio of seventeen times. We believe these important benchmarks compare favorably with those of the S&P 500 which currently yields a reported 1.8%.

New positions acquired during the second quarter include Limited Brands, Newell Rubbermaid, Reynolds American and Unitrin. We sold General Mills, Hubbell, IHOP and WD 40.

Newell Rubbermaid is a leading designer, manufacturer and marketer of a wide variety of branded consumer products, including containers, markers, pens, hair-care accessories, cookware and tools. Notable brands include Rubbermaid, Paper Mate, and Sharpie. Products are distributed through department/specialty stores, warehouse clubs, home centers and office super stores. Growth will come through new and improved products and increased distribution points. Newell has a good balance sheet and has averaged 20% return on equity during the past five years. The shares, in our opinion, are attractively valued with a market average price earnings ratio and an above average dividend yield of 3.3%.

MERIDIAN GROWTH FUND(R)

The Meridian Growth Fund's net asset value per share at June 30, 2005 was $35.77. This represents a decrease of 3.9% for the calendar year to date. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 1,452.5% and 14.0%, respectively. The Fund's assets at the close of the second quarter were invested 5.3% in cash and cash equivalents and 94.7% in stocks. Total net assets were $1,693,563,778 and there were 77,961 shareholders.

We remain positive on equities based on anticipated stable or lower oil prices and moderate economic growth for the balance of 2005 and well into 2006. Our portfolio consists of small and mid-cap growth stocks that we believe, for the most part, are consistent long-term growers with good financial characteristics, strong market positions and proven management teams. The relative earnings of our companies should improve as the economic cycle matures and the rate of growth in corporate profits slows. The Fund is balanced and we believe it will do well over the long-term.

We purchased shares in Foot Locker and Las Vegas Sands during the second quarter. We sold our positions in Ethan Allen Interiors, Matthews International, Scientific-Atlanta and Tektronix.

Our heaviest areas of focus are technology, health care and retail stocks. Edwards Lifesciences, a current holding, is a leading provider of products and technologies which address cardiovascular disease. Products include heart valves, surgery systems, balloon catheters and other disposable products. Edwards is known for its technical expertise and for high quality. The company holds numerous patents. Products are distributed through a direct sales force and through distributors both in the United States and internationally. International sales represent in excess of fifty percent of revenues and are expected to increase, especially in rapidly developing countries. The company has excellent financial characteristics and we believe the valuation is attractive considering the company's leading market position and long-term consistent growth prospects.

MERIDIAN VALUE FUND(R)

The Meridian Value Fund's net asset value per share at June 30, 2005 was $38.11. This represents an increase of 0.1% for the calendar year to date. The Fund's total return and average compounded annual rate of return since June 30, 1995, were 20.2% and 530.8%, respectively. The comparable period returns for the S&P 500 with dividends were 10.6% and 172.7%, respectively. The Fund's assets at the close of the second quarter were invested 5.6% in cash and cash equivalents and 94.4% in stocks. Total net assets were $2,271,477,917 and there were 107,355 shareholders. Lipper recently rated the Meridian Value Fund as the seventh best performing stock fund for the ten-year period ending June 30, 2005, a significant achievement.

Our investment strategy is unchanged, and there have been no major changes in our portfolio holdings. We continue to seek out-of-favor companies that have defensible positions in their industries, strong or improving balance sheets, reasonable valuations and good prospects for earnings growth. We believe that over the long term this strategy will continue to outperform. Economic growth and corporate profits are expected to moderate going forward. This, historically, has resulted in a greater pool of potential investments for the Fund. In our opinion, the Fund is well positioned, reasonably valued and diversified.

New positions acquired during the quarter include Barrick Gold, The DIRECTV Group, Intersil, JPMorgan Chase, Pearson, Tyson Foods and UnumProvident. We sold Automatic Data Processing, Agrium, Fomento Economico Mexicano, MGIC Investment, Newmont Mining, Nationwide Financial Services, Office Depot, Pier 1 Imports, Storage Technology and Tele Norte Leste Participacoes.

We continue to invest in companies of all market capitalizations and our largest areas of concentration are consumer products, energy and industrial products. Baxter International, a current holding, is a leading provider of consumable intravenous medical equipment, and provider of blood collection and renal care services. Baxter suffered earnings declines in 2004 due to over-investment in its plasma collection business and poor financial engineering decisions related to currency hedges. Over the past year, the company has significantly upgraded its management team, is rationalizing poorly performing business lines, and is benefiting from improving plasma collection market conditions. As management shifts its focus from stabilizing the business to leveraging the company's strong market position into growth opportunities, Baxter's earnings should exceed $2.50 in 2 to 3 years. We believe the shares are reasonably valued at 15 time's normalized earnings as Baxter is a market leader with strong cash flow and numerous opportunities to accelerate earnings growth.

MERIDIAN EQUITY INCOME FUND
SUMMARY OF PORTFOLIO HOLDINGS
JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   PORTFOLIO HOLDINGS BY CATEGORY (% OF NET ASSET VALUE)

Banking/Finance.............................................    9.6%   $  808,260
Insurance...................................................    9.5%      801,748
Chemicals...................................................    6.5%      544,656
Industrial Products.........................................    6.5%      544,265
Retail......................................................    6.4%      541,795
Consumer Products...........................................    6.4%      535,216
Consumer Products/Food & Beverage...........................    6.2%      520,487
Industrial Services.........................................    6.2%      520,218
Paper/Forest Products.......................................    6.2%      520,061
Diversified Operations......................................    6.0%      508,298
Telecommunications Services.................................    3.3%      275,278
Energy......................................................    3.3%      274,144
Oil & Gas...................................................    3.2%      273,249
Insurance Brokers...........................................    3.2%      268,587
Brokerage & Money Management................................    3.1%      265,012
Basic Materials.............................................    3.1%      258,885
Office Supplies.............................................    3.1%      256,856
Pharmaceuticals.............................................    3.0%      254,038
Cash and Other Assets Less Liabilities......................    5.2%      440,791
                                                              ------   ----------
Total Net Assets............................................  100.0%   $8,411,844
                                                              ======   ==========

MERIDIAN GROWTH FUND
SUMMARY OF PORTFOLIO HOLDINGS
JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   PORTFOLIO HOLDINGS BY CATEGORY (% OF NET ASSET VALUE)

Retail......................................................   12.4%   $  209,707,729
Healthcare Services.........................................   10.0%      169,446,112
Industrial Services.........................................    7.9%      134,343,665
Healthcare Products.........................................    6.7%      114,288,680
Restaurants.................................................    6.1%      102,717,553
Tech-Hardware...............................................    5.8%       98,460,496
Consumer Services...........................................    5.5%       92,762,018
Brokerage & Money Management................................    5.0%       83,853,225
Insurance...................................................    4.4%       74,664,442
Tech-Software...............................................    4.3%       72,351,066
Telecommunications Equipment................................    4.1%       69,396,819
Banking/Finance.............................................    3.8%       63,810,832
Industrial Products.........................................    3.2%       54,955,262
Apparel.....................................................    3.1%       51,752,773
Cellular Communications.....................................    2.6%       44,329,078
Construction................................................    2.6%       43,224,403
Real Estate.................................................    2.3%       39,377,625
Consumer Products...........................................    2.1%       35,598,750
U.S. Government Obligations.................................    1.6%       27,956,406
Hotels & Lodging............................................    1.0%       17,160,000
Transportation..............................................    1.0%       16,983,903
Business Services...........................................    0.8%       13,885,938
Cash and Other Assets Less Liabilities......................    3.7%       62,537,003
                                                              ------   --------------
Total Net Assets............................................  100.0%   $1,693,563,778
                                                              ======   ==============

MERIDIAN VALUE FUND
SUMMARY OF PORTFOLIO HOLDINGS
JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   PORTFOLIO HOLDINGS BY CATEGORY (% OF NET ASSET VALUE)

Energy......................................................    7.7%   $  174,022,537
Industrial Products.........................................    7.5%      170,928,638
Consumer Products...........................................    7.0%      159,268,354
Banking/Finance.............................................    6.3%      143,342,390
Consumer Products/Food & Beverage...........................    6.0%      137,341,841
Technology..................................................    6.0%      135,887,436
Real Estate.................................................    5.3%      120,413,250
Media.......................................................    4.8%      107,885,445
Aerospace/Defense...........................................    4.5%      102,588,066
Telecommunications Equipment................................    4.4%      100,934,526
Retail......................................................    4.1%       92,846,263
Industrial Services.........................................    3.9%       88,015,444
Insurance...................................................    3.8%       86,648,404
Telecommunications Services.................................    3.4%       78,250,100
Healthcare Products.........................................    3.1%       69,289,020
Healthcare Services.........................................    2.6%       59,726,226
Pharmaceuticals.............................................    2.2%       50,767,025
Consumer Services...........................................    1.9%       42,925,662
U.S. Government Obligations.................................    1.6%       35,895,268
Furniture & Fixtures........................................    1.4%       31,638,720
Paper/Forest Products.......................................    1.4%       30,955,300
Utilities...................................................    1.3%       30,594,489
Transportation..............................................    1.1%       25,375,542
Information Technology Services.............................    1.1%       24,557,699
Tech-Hardware...............................................    1.0%       22,218,357
Publishing..................................................    1.0%       21,521,808
Leisure & Amusement.........................................    0.9%       21,382,566
Basic Materials.............................................    0.7%       15,743,870
Cash and Other Assets Less Liabilities......................    4.0%       90,513,671
                                                              ------   --------------
Total Net Assets............................................  100.0%   $2,271,477,917
                                                              ======   ==============

MERIDIAN FUND, INC.
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
FOR THE SIX MONTH PERIOD (JANUARY 01, 2005 TO JUNE 30, 2005)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees and expenses on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the portfolio. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.

                                                  Beginning        Ending                   Expenses
                                                Account Value   Account Value   Expense    Paid During
                                                  01/01/05        06/30/05      Ratio(1)    Period(2)
                                                -------------   -------------   --------   -----------
ACTUAL FUND RETURN
  (See explanation below)
Meridian Equity Income Fund...................    $1,000.00       $1,010.00       1.25%(4)    $6.23
Meridian Growth Fund..........................    $1,000.00       $  960.50       0.86%       $4.18
Meridian Value Fund...........................    $1,000.00       $1,000.50       1.08%       $5.36
HYPOTHETICAL 5% RETURN(3)
  (See explanation below)
Meridian Equity Income Fund...................    $1,000.00       $1,018.60       1.25%(4)    $6.26
Meridian Growth Fund..........................    $1,000.00       $1,020.53       0.86%       $4.31
Meridian Value Fund...........................    $1,000.00       $1,019.44       1.08%       $5.41

(1) Annualized, based on the Portfolio's most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then dividend by 365.

(3) Before expenses.

(4) See note 2 to Financial Statements

This table illustrates your fund's costs in two ways:

          ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's ACTUAL return, the third column shows the period's annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

          To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period."

          HYPOTHETICAL 5% RETURN: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is NOT the fund's actual return, the results do not apply to your investment. You can assess your fund's costs by comparing this 5% Return hypothetical example with the 5% Return hypothetical examples that appear in shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as short-term redemption and exchange fees or sales and service charges you may pay third party Broker/Dealers. Had these transactional costs been included, your costs would have been higher. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MERIDIAN EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK - 94.8%
  BANKING/FINANCE - 9.6%
    BancorpSouth, Inc.*.....     11,755   $      277,418
    Comerica, Inc.*.........      4,615          266,747
    Regions Financial
      Corp.*................      7,795          264,095
                                          --------------
                                                 808,260

  BASIC MATERIALS - 3.1%
    PPG Industries, Inc.*...      4,125          258,885

  BROKERAGE & MONEY MANAGEMENT - 3.1%
    Waddell & Reed
      Financial, Inc. Class
      A*....................     14,325          265,012

  CHEMICALS - 6.5%
    Dow Chemical Co.*.......      6,000          267,180
    Lubrizol Corp.*.........      6,605          277,476
                                          --------------
                                                 544,656

  CONSUMER PRODUCTS - 6.4%
    Newell Rubbermaid,
      Inc.*.................     11,460          273,206
    Reynolds American,
      Inc.*.................      3,325          262,010
                                          --------------
                                                 535,216

  CONSUMER PRODUCTS/FOOD & BEVERAGE - 6.2%
    Coca-Cola Co.*..........      6,200          258,850
    Kraft Foods, Inc. Class
      A*....................      8,225          261,637
                                          --------------
                                                 520,487

  DIVERSIFIED OPERATIONS - 6.0%
    E.I. du Pont de Nemours
      & Co.*................      5,775          248,383
    Emerson Electric Co.*...      4,150          259,915
                                          --------------
                                                 508,298
  ENERGY - 3.3%
    Kinder Morgan, Inc.*....      3,295          274,144

  INDUSTRIAL PRODUCTS - 6.5%
    Barnes Group, Inc.*.....      8,375          277,213
    RPM International,
      Inc.*.................     14,625          267,052
                                          --------------
                                                 544,265

                               Shares         Value
                              ---------   --------------

  INDUSTRIAL SERVICES - 6.2%
    Genuine Parts Co.*......      6,160   $      253,114
    Waste Management,
      Inc.*.................      9,425          267,104
                                          --------------
                                                 520,218

  INSURANCE - 9.5%
    Jefferson-Pilot
      Corp.*................      5,235          263,949
    Lincoln National
      Corp.*................      5,785          271,432
    Unitrin, Inc.*..........      5,425          266,367
                                          --------------
                                                 801,748

  INSURANCE BROKERS - 3.2%
    Arthur J. Gallagher &
      Co.*..................      9,900          268,587

  OFFICE SUPPLIES - 3.1%
    Avery Dennison Corp.*...      4,850          256,856

  OIL & GAS - 3.2%
    MDU Resources Group,
      Inc.*.................      9,700          273,249

  PAPER/FOREST PRODUCTS - 6.2%
    Kimberly-Clark Corp.*...      4,200          262,878
    Sonoco Products Co.*....      9,705          257,183
                                          --------------
                                                 520,061

  PHARMACEUTICALS - 3.0%
    Eli Lilly and Co.*......      4,560          254,038

  RETAIL - 6.4%
    Cato Corp. Class A*.....     13,245          273,509
    Limited Brands, Inc.*...     12,525          268,286
                                          --------------
                                                 541,795

  TELECOMMUNICATIONS SERVICES - 3.3%
    Alltel Corp.*...........      4,420          275,278

    The accompanying notes are an integral part of the financial statements.

MERIDIAN EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK (continued)
  TOTAL COMMON STOCK - 94.8%
    (Identified cost $7,958,176).......   $    7,971,053
                                          --------------
  TOTAL INVESTMENTS - 94.8%
  (Identified cost $7,958,176).........        7,971,053

CASH AND OTHER ASSETS LESS
  LIABILITIES - 5.2%...................          440,791
                                          --------------

NET ASSETS - 100%......................   $    8,411,844
                                          ==============

* income producing

    The accompanying notes are an integral part of the financial statements.

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK - 94.7%
  APPAREL - 3.1%
    Fossil, Inc.............  1,043,294   $   23,682,774
    Polo Ralph Lauren
      Corp.*................    651,125       28,069,999
                                          --------------
                                              51,752,773
  BANKING/FINANCE - 3.8%
    SVB Financial Group.....    827,400       39,632,460
    UCBH Holdings, Inc.*....  1,488,816       24,178,372
                                          --------------
                                              63,810,832

  BROKERAGE & MONEY MANAGEMENT - 5.0%
    Affiliated Managers
      Group, Inc. ..........    604,045       41,274,395
    T. Rowe Price Group,
      Inc.*.................    680,173       42,578,830
                                          --------------
                                              83,853,225

  BUSINESS SERVICES - 0.8%
    Hewitt Associates,
      Inc...................    523,800       13,885,938

  CELLULAR COMMUNICATIONS - 2.6%
    American Tower Corp.
      Class A...............  2,108,900       44,329,078

  CONSTRUCTION - 2.6%
    Granite Construction,
      Inc.*.................  1,538,235       43,224,403

  CONSUMER PRODUCTS - 2.1%
    Mohawk Industries,
      Inc...................    431,500       35,598,750

  CONSUMER SERVICES - 5.5%
    Regis Corp.*............    964,600       37,696,568
    Rollins, Inc.*..........  1,260,487       25,260,159
    Weight Watchers
      International, Inc....    577,510       29,805,291
                                          --------------
                                              92,762,018

                               Shares         Value
                              ---------   --------------

  HEALTHCARE PRODUCTS - 6.7%
    C. R. Bard, Inc.*.......    434,375   $   28,890,281
    DENTSPLY International
      Inc.*.................    515,050       27,812,700
    Edwards Lifesciences
      Corp..................    668,985       28,779,735
    STERIS Corp.*...........  1,117,810       28,805,964
                                          --------------
                                             114,288,680

  HEALTHCARE SERVICES - 10.0%
    Apria Healthcare Group
      Inc. .................  1,184,175       41,019,822
    DaVita, Inc.............    935,000       42,523,800
    Laboratory Corp. of
      America Holdings......    866,500       43,238,350
    LifePoint Hospitals,
      Inc. .................    844,500       42,664,140
                                          --------------
                                             169,446,112

  HOTELS & LODGING - 1.0%
    Las Vegas Sands Corp....    480,000       17,160,000

  INDUSTRIAL PRODUCTS - 3.2%
    Airgas, Inc.*...........  1,133,575       27,965,295
    Dionex Corp.............    618,894       26,989,967
                                          --------------
                                              54,955,262

  INDUSTRIAL SERVICES - 7.9%
    Allied Waste Industries,
      Inc. .................  4,561,325       36,171,307
    EGL, Inc................  1,172,778       23,830,849
    Republic Services,
      Inc.*.................  1,048,300       37,749,283
    United Rentals, Inc. ...  1,810,600       36,592,226
                                          --------------
                                             134,343,665

  INSURANCE - 4.4%
    Mercury General
      Corp.*................    677,500       36,937,300
    Willis Group Holdings
      Limited*..............  1,153,030       37,727,142
                                          --------------
                                              74,664,442

  REAL ESTATE - 2.3%
    Host Marriott Corp.*....  2,250,150       39,377,625

    The accompanying notes are an integral part of the financial statements.

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK (continued)
  RESTAURANTS - 6.1%
    Applebee's
      International, Inc.
      *.....................  1,416,460   $   37,522,025
    CBRL Group, Inc.*.......    957,888       37,223,528
    Ruby Tuesday, Inc. *....  1,080,000       27,972,000
                                          --------------
                                             102,717,553

  RETAIL - 12.4%
    Bed Bath & Beyond,
      Inc...................    877,300       36,653,594
    Claire's Stores,
      Inc.*.................  1,832,500       44,071,625
    Cost Plus, Inc..........  1,001,524       24,978,009
    Foot Locker, Inc.*......    212,100        5,773,362
    PETsMART, Inc.*.........  1,281,000       38,878,350
    Ross Stores, Inc.*......  1,246,300       36,030,533
    Zale Corp...............    735,950       23,322,256
                                          --------------
                                             209,707,729
  TECH-HARDWARE - 5.8%
    American Power
      Conversion Corp.*.....  1,506,073       35,528,262
    Molex Inc. Class A*.....     40,000          939,200
    Symbol Technologies,
      Inc.*.................  2,621,400       25,873,218
    Vishay Intertechnology,
      Inc. .................  3,042,950       36,119,816
                                          --------------
                                              98,460,496

  TECH-SOFTWARE - 4.3%
    Advent Software, Inc....  1,066,438       21,606,034
    FileNET Corp............    718,800       18,070,632
    Getty Images, Inc.......    440,000       32,674,400
                                          --------------
                                              72,351,066

  TELECOMMUNICATIONS EQUIPMENT - 4.1%
    Andrew Corp.............  2,785,425       35,542,023
    Plantronics, Inc.*......    931,100       33,854,796
                                          --------------
                                              69,396,819

                               Shares         Value
                              ---------   --------------

  TRANSPORTATION - 1.0%
    JetBlue Airways
      Corp. ................    830,915   $   16,983,903

  TOTAL COMMON STOCK - 94.7%
    (Identified cost $1,375,415,616)...    1,603,070,369
                                          --------------
U.S. GOVERNMENT OBLIGATIONS - 1.6%
    U.S. Treasury Bill @ 2.785%
    due 07/07/05
    (Face Value $13,000,000)...........       12,994,581
    U.S. Treasury Bill @ 2.848%
    due 08/04/05
    (Face Value $15,000,000)...........       14,961,825
                                          --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
    (Identified cost $27,954,560)......       27,956,406
                                          --------------

  TOTAL INVESTMENTS - 96.3%
  (Identified cost $1,403,370,176).....    1,631,026,775

CASH AND OTHER ASSETS LESS
  LIABILITIES - 3.7%...................       62,537,003
                                          --------------

NET ASSETS - 100%......................   $1,693,563,778
                                          ==============

* income producing

    The accompanying notes are an integral part of the financial statements.

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK - 94.4%
  AEROSPACE/DEFENSE - 4.5%
    BE Aerospace, Inc. .....  1,121,100   $   17,522,793
    Empresa Brasileira de
      Aeronautica S.A.
      ADR*..................  1,033,900       34,191,073
    Northrop Grumman
      Corp.*................    920,800       50,874,200
                                          --------------
                                             102,588,066
  BANKING/FINANCE - 6.3%
    Annaly Mortgage
      Management, Inc.*.....  1,321,700       23,698,081
    Greater Bay Bancorp*....    975,385       25,720,903
    JPMorgan Chase & Co.*...    635,000       22,428,200
    SunTrust Banks, Inc.*...    322,000       23,261,280
    Washington Mutual,
      Inc.*.................  1,185,400       48,233,926
                                          --------------
                                             143,342,390

  BASIC MATERIALS - 0.7%
    Barrick Gold Corp.*.....    629,000       15,743,870

  CONSUMER PRODUCTS - 7.0%
    Activision, Inc. .......  2,135,414       35,277,039
    Eastman Kodak Co.*......  1,266,000       33,992,100
    Leggett & Platt,
      Inc.*.................  1,220,500       32,440,890
    Newell Rubbermaid,
      Inc.*.................  1,975,100       47,086,384
    Sensient Technologies
      Corp. *...............    508,100       10,471,941
                                          --------------
                                             159,268,354

  CONSUMER PRODUCTS/FOOD & BEVERAGE - 6.0%
    Chiquita Brands
      International,
      Inc.*.................  1,071,400       29,420,644
    Coca-Cola Enterprises,
      Inc.*.................  1,313,400       28,907,934
    Del Monte Foods Co. ....  3,395,400       36,568,458
    Kraft Foods Inc. Class
      A*....................    662,500       21,074,125
    Tyson Foods, Inc. Class
      A*....................  1,200,600       21,370,680
                                          --------------
                                             137,341,841

  CONSUMER SERVICES - 1.9%
    ServiceMaster Co.*......  3,205,800       42,925,662

                               Shares         Value
                              ---------   --------------

  ENERGY - 7.7%
    Arch Coal, Inc.*........    630,900   $   34,365,123
    El Paso Corp.*..........  2,838,900       32,704,128
    GlobalSanteFe Corp.*....    805,000       32,844,000
    Hanover Compressor
      Co. ..................  1,445,000       16,631,950
    National-Oilwell,
      Inc. .................    571,800       27,183,372
    Tidewater, Inc.*........    794,700       30,293,964
                                          --------------
                                             174,022,537

  FURNITURE & FIXTURES - 1.4%
    Furniture Brands
      International,
      Inc.*.................  1,103,300       23,842,313
    LA-Z-Boy, Inc.*.........    535,100        7,796,407
                                          --------------
                                              31,638,720

  HEALTHCARE PRODUCTS - 3.1%
    Baxter International
      Inc.*.................  1,492,800       55,382,880
    Thoratec Corp...........    906,528       13,906,140
                                          --------------
                                              69,289,020

  HEALTHCARE SERVICES - 2.6%
    AmerisourceBergen
      Corp.*................    400,000       27,660,000
    Universal Health
      Services, Inc. Class
      B*....................    515,700       32,066,226
                                          --------------
                                              59,726,226

  INDUSTRIAL PRODUCTS - 7.5%
    ArvinMeritor, Inc.*.....  1,626,500       28,935,435
    Cummins, Inc.*..........    309,200       23,069,412
    General Electric Co.*...    631,400       21,878,010
    Manitowoc Co., Inc.*....    839,700       34,444,494
    Mettler-Toledo
      International,
      Inc. .................    463,834       21,605,388
    Packaging Corp. of
      America*..............    894,700       18,833,435
    Smurfit-Stone Container
      Corp. ................  2,179,200       22,162,464
                                          --------------
                                             170,928,638

  INDUSTRIAL SERVICES - 3.9%
    Allied Waste Industries,
      Inc. .................  4,845,000       38,420,850
    Tetra Tech, Inc. .......    625,000        8,456,250
    Waste Management,
      Inc.*.................  1,451,600       41,138,344
                                          --------------
                                              88,015,444

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK (continued)
  INFORMATION TECHNOLOGY SERVICES - 1.1%
    BearingPoint, Inc. .....  3,350,300   $   24,557,699

  INSURANCE - 3.8%
    Conseco, Inc. ..........  2,826,600       61,676,412
    UnumProvident Corp.*....  1,363,100       24,971,992
                                          --------------
                                              86,648,404

  LEISURE & AMUSEMENT - 0.9%
    Boyd Gaming Corp.*......    418,200       21,382,566

  MEDIA - 4.8%
    Lamar Advertising Co.
      Class A*..............    574,500       24,571,365
    Time Warner, Inc. ......  3,303,000       55,193,130
    Valassis Communications,
      Inc. .................    759,000       28,120,950
                                          --------------
                                             107,885,445

  PAPER/FOREST PRODUCTS - 1.4%
    Aracruz Celulose S.A.
      ADR*..................    890,800       30,955,300

  PUBLISHING - 1.0%
    Pearson plc ADR*........  1,811,600       21,521,808

PHARMACEUTICALS - 2.2%
    Endo Pharmaceutical
      Holdings, Inc. .......  1,049,055       27,569,165
    Taro Pharmaceutical
      Industries Ltd. ......    798,000       23,197,860
                                          --------------
                                              50,767,025
  REAL ESTATE - 5.3%
    Apartment Investment &
      Management Co. Class
      A*....................    783,100       32,044,452
    Equity Residential *....    751,400       27,666,548
    Host Marriott Corp.*....  3,468,700       60,702,250
                                          --------------
                                             120,413,250

                               Shares         Value
                              ---------   --------------

  RETAIL - 4.1%
    BJ's Wholesale Club,
      Inc. .................  1,143,200   $   37,142,568
    Christopher & Banks
      Corp. *...............    616,200       11,251,812
    Linens 'n Things,
      Inc. .................    846,400       20,025,824
    Ross Stores, Inc.*......    844,900       24,426,059
                                          --------------
                                              92,846,263

  TECHNOLOGY - 6.0%
    AVX Corp.*..............    788,800        9,560,256
    Celestica, Inc. ........  1,865,700       25,000,380
    Coherent, Inc. .........    749,600       26,993,096
    Credence Systems
      Corp. ................  3,128,164       28,309,884
    Foundry Networks,
      Inc. .................  1,255,100       10,831,513
    Intersil Corp. Class
      A*....................  1,194,700       22,424,519
    Western Digital
      Corp. ................    951,400       12,767,788
                                          --------------
                                             135,887,436

  TECH - HARDWARE - 1.0%
    Symbol Technologies,
      Inc.*.................  2,251,100       22,218,357

  TELECOMMUNICATIONS EQUIPMENT - 4.4%
    Nokia Oyj ADR*..........  2,044,200       34,015,488
    Powerwave Technologies,
      Inc. .................  3,137,400       32,064,228
    Tellabs, Inc............  4,006,300       34,854,810
                                          --------------
                                             100,934,526

  TELECOMMUNICATIONS SERVICES - 3.4%
    Comcast Corp. Special
      Class A...............  1,835,000       54,958,250
    DIRECTV Group, Inc. ....  1,502,700       23,291,850
                                          --------------
                                              78,250,100

  TRANSPORTATION - 1.1%
    Burlington Northern
      Santa Fe Corp.*.......    429,900       20,239,692
    SkyWest, Inc.*..........    282,500        5,135,850
                                          --------------
                                              25,375,542

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK (continued)
  UTILITIES - 1.3%
    TECO Energy, Inc.*......  1,617,900   $   30,594,489

  TOTAL COMMON STOCK - 94.4%
    (Identified cost $1,937,949,486)...    2,145,068,978
                                          --------------

  U.S. GOVERNMENT OBLIGATIONS - 1.6%
    U.S. Treasury Bill @ 2.815%
    due 07/28/05
    (Face Value $25,000,000)...........       24,951,643
    U.S. Treasury Bill @ 2.977%
    due 09/01/05
    (Face Value $11,000,000)...........       10,943,625
                                          --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Identified cost $35,893,027)........       35,895,268
                                          --------------

  TOTAL INVESTMENTS - 96.0%
  (Identified cost $1,973,842,513).....    2,180,964,246

CASH AND OTHER ASSETS LESS
    LIABILITIES - 4.0%.................       90,513,671
                                          --------------

NET ASSETS - 100%......................   $2,271,477,917
                                          ==============

* income producing

ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Equity
                                                        Income Fund    Growth Fund       Value Fund
                                                        -----------   --------------   --------------
ASSETS
  Investments (Cost $7,958,176, $1,403,370,176 and
    $1,973,842,513)...................................  $7,971,053    $1,631,026,775   $2,180,964,246
  Cash and cash equivalents...........................     435,281        65,745,980       94,850,948
  Receivable for:
    Capital shares....................................          --           861,689          772,699
    Dividends.........................................      22,749         1,068,960        3,374,698
    Interest..........................................         997           119,508          141,532
    Redemption fees...................................          --                --               39
    Securities sold...................................          --         7,537,507       11,130,671
  Prepaid expenses....................................          --             6,071           10,375
                                                        ----------    --------------   --------------
    TOTAL ASSETS......................................  $8,430,080    $1,706,366,490   $2,291,245,208
                                                        ----------    --------------   --------------

LIABILITIES
  Payable for:
    Capital shares....................................          --         1,843,988        1,701,682
    Securities purchased..............................          --         9,665,711       15,833,194
  Accrued expenses:
    Investment advisory fees..........................       6,732         1,050,262        1,870,413
    Other payables and accrued expenses...............      11,504           242,751          362,002
                                                        ----------    --------------   --------------
    TOTAL LIABILITIES.................................      18,236        12,802,712       19,767,291
                                                        ----------    --------------   --------------
NET ASSETS............................................  $8,411,844    $1,693,563,778   $2,271,477,917
                                                        ==========    ==============   ==============
Capital shares issued and outstanding, par value $0.01
  (500,000,000, 500,000,000 and 500,000,000 shares
  authorized).........................................     833,246        47,341,119       59,597,542
                                                        ==========    ==============   ==============
Net asset value per share (offering and redemption
  price)..............................................  $    10.10    $        35.77   $        38.11
                                                        ==========    ==============   ==============
Net Assets consist of:
  Paid in capital.....................................  $8,404,979    $1,437,713,237   $1,864,307,805
  Accumulated net realized gain (loss)................     (56,815)       28,193,942      200,048,379
  Net unrealized appreciation on investments and
    foreign currency translations.....................      12,877       227,656,599      207,121,733
  Accumulated undistributed net investment income.....      50,803                --               --
                                                        ----------    --------------   --------------
                                                        $8,411,844    $1,693,563,778   $2,271,477,917
                                                        ==========    ==============   ==============

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        Equity
                                                     Income Fund
                                                     Period from
                                                   January 31, 2005    Growth Fund      Value Fund
                                                       through          year ended      year ended
                                                    June 30, 2005     June 30, 2005    June 30, 2005
                                                   ----------------   --------------   -------------
INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $0,
    $0 and $568,647, respectively)...............      $ 75,776        $ 7,917,566     $ 32,768,921
  Interest.......................................         5,097          1,626,413        2,346,648
  Other income...................................            --             94,533              973
                                                       --------        -----------     ------------
       Total Investment Income...................        80,873          9,638,512       35,116,542
                                                       --------        -----------     ------------
EXPENSES
  Investment advisory fees.......................        24,056         11,309,819       22,522,560
  Transfer agent fees............................        11,148            547,695          624,073
  Custodian fees.................................         9,797            302,466          436,033
  Reports to shareholders........................         2,086            195,957          313,091
  Pricing fees...................................        10,009            195,001          286,937
  Professional fees..............................        13,857             88,024           88,658
  Registration and filing fees...................        24,244            109,904           86,252
  Miscellaneous expenses.........................            --             17,269           28,830
  Directors' fees and expenses...................           149             15,282           24,268
                                                       --------        -----------     ------------
       Total expenses............................        95,346         12,781,417       24,410,702
  Expenses waived and reimbursed by Advisor (Note
    2)                                                  (65,276)                --               --
       Net expenses..............................        30,070         12,781,417       24,410,702
  Net investment income (loss)...................        50,803         (3,142,905)      10,705,840
                                                       --------        -----------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) on investments........       (56,815)        28,329,375      246,645,725
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translations........................        12,877         18,946,511      (78,508,153)
                                                       --------        -----------     ------------
  Net gain (loss) on investments.................       (43,938)        47,275,886      168,137,572
                                                       --------        -----------     ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................      $  6,865        $44,132,981     $178,843,412
                                                       ========        ===========     ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    Equity
                                                 Income Fund                Growth Fund
                                               ----------------   -------------------------------
                                                 Period from
                                               January 31, 2005
                                                   through          Year Ended       Year Ended
                                                June 30, 2005     June 30, 2005    June 30, 2004
                                               ----------------   --------------   --------------
OPERATIONS
Net investment income (loss).................     $   50,803      $   (3,142,905)  $   (1,648,331)
Net realized gain (loss) on investments......        (56,815)         28,329,375       40,400,086
Net increase in unrealized appreciation of
  investments................................         12,877          18,946,511      151,831,707
                                                  ----------      --------------   --------------
  Net increase in net assets from
     operations..............................          6,865          44,132,981      190,583,462
                                                  ----------      --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized capital
  gain.......................................             --         (23,729,781)     (19,395,152)
                                                  ----------      --------------   --------------
  Net distributions..........................             --         (23,729,781)     (19,395,152)
                                                  ----------      --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares................      8,419,848         687,734,375      778,885,562
Reinvestment of distribution.................             --          20,093,262       17,050,957
Less: redemptions............................        (14,869)       (307,969,106)    (142,215,841)
                                                  ----------      --------------   --------------
  Increase resulting from capital share
     transactions............................      8,404,979         399,858,531      653,720,678
                                                  ----------      --------------   --------------
Total increase in net assets.................      8,411,844         420,261,731      824,908,988
NET ASSETS
Beginning of year............................             --       1,273,302,047      448,393,059
                                                  ----------      --------------   --------------
End of year..................................      8,411,844      $1,693,563,778   $1,273,302,047
                                                  ==========      ==============   ==============
Undistributed Net Investment Income included
  in net assets at end of year...............     $   50,803                  --               --
                                                  ==========      ==============   ==============

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                    Value Fund
                                                          -------------------------------
                                                            Year Ended       Year Ended
                                                          June 30, 2005    June 30, 2004
                                                          --------------   --------------
OPERATIONS
Net investment income...................................  $   10,705,840   $      225,268
Net realized gain (loss) on investments.................     246,645,725      360,394,828
Net increase (decrease) in unrealized appreciation of
  investments...........................................     (78,508,153)      70,984,391
                                                          --------------   --------------
  Net increase in net assets from operations............     178,843,412      431,604,487
                                                          --------------   --------------
CAPITAL SHARE TRANSACTIONS
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary income......................     (15,996,704)              --
Distributions from net realized capital gain............    (288,644,525)              --
                                                          --------------   --------------
  Net distributions.....................................    (304,641,229)              --
                                                          --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares...........................     510,656,976      696,646,284
Reinvestment of distribution............................     255,316,413               --
Less: redemptions.......................................    (595,287,416)    (358,213,242)
                                                          --------------   --------------
  Increase resulting from capital share transactions....     170,685,973      338,433,042
                                                          --------------   --------------
Total increase in net assets............................      44,888,156      770,037,529
                                                          --------------   --------------
NET ASSETS
Beginning of year.......................................   2,226,589,761    1,456,552,232
                                                          --------------   --------------
End of year.............................................   2,271,477,917   $2,226,589,761
                                                          ==============   ==============
Undistributed Net Investment Income included in net
  assets at end of year.................................              --   $       96,963
                                                          ==============   ==============

    The accompanying notes are an integral part of the financial statements

MERIDIAN EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               FOR THE FISCAL
                                                                PERIOD FROM
                                                              JANUARY 31, 2005
                                                                  THROUGH
                                                               JUNE 30, 2005+
                                                              ----------------
Net Asset Value - Beginning of Period.......................            $10.00
                                                              ----------------

Income from Investment Operations
--------------------------------
Net Investment Income*......................................              0.06
Net Gains on Securities (both realized and unrealized)......              0.04
                                                              ----------------

Total From Investment Operations............................              0.10
                                                              ----------------

Net Asset Value - End of Period.............................            $10.10
                                                              ================
Total Return(1).............................................             1.00%
                                                              ================

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's)...........................            $8,412

Ratio of Expenses to Average Net Assets(2)
  Before expense reimbursement..............................             3.96%
  After expense reimbursement(3)............................             1.25%
Ratio of Net Investment Income (Loss)(2) to Average Net
  Assets
  Before expense reimbursement..............................            (0.60%)
  After expense reimbursement...............................             2.11%

Portfolio Turnover Rate.....................................               25%

* Net Investment Income per share has been computed before adjustments for book/tax differences.

+ The Fund commenced investment operations on January 31, 2005.

(1)  Not Annualized

(2)  Annualized for periods of less than one year.

(3)  See note 2 to Financial Statements.

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          For the fiscal year ended June 30,
                                          -------------------------------------------------------------------
                                             2005         2004        2003       2002       2001       2000
                                          ----------   ----------   --------   --------   --------   --------
Net Asset Value - Beginning of Year.....      $35.38       $27.24     $28.10     $31.30     $29.45     $26.28
                                          ----------   ----------   --------   --------   --------   --------

Income from Investment Operations
--------------------------------
Net Investment Income (Loss)*...........       (0.07)       (0.04)     (0.08)     (0.12)      2.26       0.11
Net Gains (Losses) on Securities
 (both realized and unrealized).........        1.02         9.10      (0.11)     (0.24)      3.89       4.99
                                          ----------   ----------   --------   --------   --------   --------

Total From Investment Operations........        0.95         9.06      (0.19)     (0.36)      6.15       5.10
                                          ----------   ----------   --------   --------   --------   --------

Less Distributions
------------------
Distributions from Net Investment
 Income.................................        0.00         0.00      (0.06)      0.00      (2.44)     (0.15)
Distribution from Net Realized Capital
 Gains..................................       (0.56)       (0.92)     (0.61)     (2.84)     (1.86)     (1.78)
                                          ----------   ----------   --------   --------   --------   --------

Total Distributions.....................       (0.56)       (0.92)     (0.67)     (2.84)     (4.30)     (1.93)
                                          ----------   ----------   --------   --------   --------   --------

Net Asset Value - End of Year...........      $35.77       $35.38     $27.24     $28.10     $31.30     $29.45
                                          ==========   ==========   ========   ========   ========   ========

Total Return............................       2.65%       33.65%     (0.20%)     0.42%     23.34%     21.45%
                                          ==========   ==========   ========   ========   ========   ========

Ratios/Supplemental Data
------------------------

Net Assets, End of Year (000's).........  $1,693,564   $1,273,302   $448,393   $310,659   $182,117   $140,990

Ratio of Expenses to Average Net
 Assets.................................       0.86%        0.88%      0.95%      1.02%      1.04%      1.09%

Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................      (0.21%)      (0.21%)    (0.47%)    (0.62%)    (0.26%)     0.31%

Portfolio Turnover Rate.................         32%          19%        27%        26%        43%        28%

                                             For the fiscal year ended June 30,
                                          -----------------------------------------
                                            1999       1998       1997       1996
                                          --------   --------   --------   --------
Net Asset Value - Beginning of Year.....    $33.26     $33.20     $32.21     $27.29
                                          --------   --------   --------   --------
Income from Investment Operations
--------------------------------
Net Investment Income (Loss)*...........      0.16       0.27       0.40       0.30
Net Gains (Losses) on Securities
 (both realized and unrealized).........     (0.50)      4.92       3.71       5.47
                                          --------   --------   --------   --------
Total From Investment Operations........     (0.34)      5.19       4.11       5.77
                                          --------   --------   --------   --------
Less Distributions
------------------
Distributions from Net Investment
 Income.................................     (0.14)     (0.32)     (0.36)     (0.31)
Distribution from Net Realized Capital
 Gains..................................     (6.50)     (4.81)     (2.76)     (0.54)
                                          --------   --------   --------   --------
Total Distributions.....................     (6.64)     (5.13)     (3.12)     (0.85)
                                          --------   --------   --------   --------
Net Asset Value - End of Year...........    $26.28     $33.26     $33.20     $32.21
                                          ========   ========   ========   ========
Total Return............................     3.05%     16.92%     13.92%     21.40%
                                          ========   ========   ========   ========
Ratios/Supplemental Data
------------------------
Net Assets, End of Year (000's).........  $185,683   $296,803   $353,029   $384,087
Ratio of Expenses to Average Net
 Assets.................................     1.01%      0.95%      0.96%      0.96%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................     0.49%      0.76%      1.23%      0.99%
Portfolio Turnover Rate.................       51%        38%        37%        34%

* Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    For the fiscal year ended June 30,
                                  ----------------------------------------------------------------------
                                     2005         2004         2003         2002        2001      2000
                                  ----------   ----------   ----------   ----------   --------   -------
Net Asset Value - Beginning of
 Year...........................      $40.35       $31.65       $30.34       $30.98     $25.88    $22.29
                                  ----------   ----------   ----------   ----------   --------   -------

Income from Investment Operations
--------------------------------
Net Investment Income
 (Loss)**.......................        0.19         0.00        (0.03)       (0.05)      1.12      0.05
Net Gains (Losses) on Securities
 (both realized and
 unrealized)....................        2.96         8.70         1.34        (0.51)      5.75      5.91
                                  ----------   ----------   ----------   ----------   --------   -------

Total From Investment
 Operations.....................        3.15         8.70         1.31        (0.56)      6.87      5.96
                                  ----------   ----------   ----------   ----------   --------   -------

Less Distributions
------------------
Distribution from Net Investment
 Income.........................       (0.28)        0.00         0.00        (0.04)     (1.09)     0.00
Distribution from Net Realized
 Capital Gains..................       (5.11)        0.00         0.00        (0.04)     (0.68)    (2.37)
                                  ----------   ----------   ----------   ----------   --------   -------

Total Distributions.............       (5.39)        0.00         0.00        (0.08)     (1.77)    (2.37)

Net Asset Value - End of Year...      $38.11       $40.35       $31.65       $30.34     $30.98    $25.88
                                  ==========   ==========   ==========   ==========   ========   =======

Total Return....................       8.00%       27.49%        4.32%       (1.78%)    27.95%    29.63%
                                  ==========   ==========   ==========   ==========   ========   =======

Ratios/Supplemental Data
------------------------

Net Assets, End of Year
 (000's)........................  $2,271,478   $2,226,590   $1,456,552   $1,297,207   $768,559   $87,930
Ratio of Expenses to Average Net
 Assets.........................       1.08%        1.09%        1.11%        1.12%      1.10%     1.41%

Ratio of Net Investment Income
 (Loss) to Average Net Assets...       0.48%        0.01%       (0.12%)      (0.22%)     0.60%     0.39%

Portfolio Turnover Rate.........         59%          81%          60%          54%        76%       86%

                                   For the fiscal year ended June 30,
                                  ------------------------------------
                                   1999      1998      1997      1996
                                  -------   -------   -------   ------
Net Asset Value - Beginning of
 Year...........................   $19.30    $17.40    $15.32   $10.27
                                  -------   -------   -------   ------
Income from Investment Operation
--------------------------------
Net Investment Income
 (Loss)**.......................    (0.10)    (0.19)    (0.26)   (0.10)
Net Gains (Losses) on Securities
 (both realized and
 unrealized)....................     3.56      4.32      3.20     5.15
                                  -------   -------   -------   ------
Total From Investment
 Operations.....................     3.46      4.13      2.94     5.05
                                  -------   -------   -------   ------
Less Distributions
------------------
Distribution from Net Investment
 Income.........................     0.00      0.00      0.00     0.00
Distribution from Net Realized
 Capital Gains..................    (0.47)    (2.23)    (0.86)    0.00
                                  -------   -------   -------   ------
Total Distributions.............    (0.47)    (2.23)    (0.86)    0.00
Net Asset Value - End of Year...   $22.29    $19.30    $17.40   $15.32
                                  =======   =======   =======   ======
Total Return....................   18.92%    26.05%   20.55%+   49.17%+
                                  =======   =======   =======   ======
Ratios/Supplemental Data
------------------------
Net Assets, End of Year
 (000's)........................  $24,912   $12,196    $7,340   $3,472
Ratio of Expenses to Average Net
 Assets.........................    1.63%     2.16%   2.51%*    2.55% *
Ratio of Net Investment Income
 (Loss) to Average Net Assets...   (0.65%)   (1.35%)   (1.96%)* (1.36%)*
Portfolio Turnover Rate.........     124%      133%      144%     125%

+ The total returns would have been lower had certain expenses not been reduced during the periods shown.

* Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 2, the Investment Manager may reduce a portion of its fee and absorb certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80% and 6.47%, and the ratio of net investment income to average net assets would have been a loss of 2.25% and 5.28% , for the periods ended June 30, 1997 and June 30, 1996, respectively.

** Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund, Inc., (the "Company"), is comprised of the Meridian Equity Income Fund (the "Equity Income Fund"), the Meridian Growth Fund (the "Growth Fund") and the Meridian Value Fund (the "Value Fund"). The Equity Income Fund, the Growth Fund and the Value Fund (each a "Fund" and collectively, the "Funds") are registered under the Investment Company Act of 1940, as no-load, diversified, open-end management investment companies. The Equity Income Fund began operations and was registered on January 31, 2005. The Growth Fund began operations and was registered on August 1, 1984. The Value Fund began operations on February 10, 1994 and was registered on February 7, 1994.

    The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.

    The primary investment objective of the Growth Fund is to seek long-term growth of capital. Originally named Meridian Fund, the name was changed effective April 20, 2001 to Meridian Growth Fund, to more closely reflect the investment style. There was no change in how the Fund is managed.

    The primary investment objective of the Value Fund is to seek long-term growth of capital.

    The following is a summary of significant accounting policies for all of the
    Funds:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued at their fair value as determined by the Adviser under the guidelines established by, and under the general supervision and responsibility of, the Funds' Board.

    b. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account, which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to the Funds are generally allocated to each Fund in proportion to their relative net assets.

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

    g. DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

        Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

        Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

    h. GUARANTEES AND INDEMNIFICATION: Under the Funds' organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. RELATED PARTIES: The Funds have entered into a management agreement with Aster Investment Management Company, Inc. (the "Investment Adviser"). Certain Officers and/or Directors of the Funds are also Officers and/or Directors of the Investment Adviser. Beneficial ownership in the Funds by Richard F. Aster, Jr., President, as of June 30, 2005 were as follows:

      Equity Income Fund......................  38.35%
      Growth Fund.............................   0.97%
      Value Fund..............................   0.57%

    The Investment Adviser receives from the Equity Income Fund, as compensation for its services, an annual fee of 1% of the first $10,000,000 of the Equity Income Fund's net assets, 0.90% of the next $20,000,000 of the Equity Income Fund's net assets, 0.80% of the next $20,000,000 of the Equity Income Fund's net assets and 0.70% of the Equity Income Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's daily average net assets. The Investment Adviser receives from the Growth Fund, as compensation for its services, an annual fee of 1% of the first $50,000,000 of the Growth

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Fund's net assets and 0.75% of the Growth Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's daily average net assets. The Investment Adviser receives from the Value Fund, as compensation for its services, an annual fee of 1% of the Value Fund's net assets. The fee is paid monthly and calculated based on that month's daily average net assets. The Investment Adviser has voluntarily agreed to limit the operating expenses of the Equity Income Fund to 1.25% of Fund assets and the Growth and Value Funds to 2.50%. With respect to this limit, the Investment Adviser did reimburse the Equity Income Fund $65,276, but did not reimburse the Growth and Value Funds, during 2005. Subject to the approval of the Board of Directors of the Fund, the Fund will repay the Investment Adviser the amount of its reimbursement for the Equity Income Fund for up to three years following the reimbursement to the extent the Equity Income Fund's expenses drop below 1.25%, after giving effect to repayment by the fund. Either the Fund or the Investment Adviser can modify or terminate this arrangement at any time.

3. CAPITAL SHARES TRANSACTIONS: The Equity Income Fund, Growth Fund and Value Fund have each authorized 500,000,000 common shares at a par value of $.01 per share. Transactions in capital shares for the year ended June 30, 2004 and the year ended June 30, 2005 were as follows:

                                                                    Equity Income Fund
                                                                  -----------------------
                                                                     2005         2004
                                                                  ----------   ----------
    Shares sold.................................................     834,727           --
    Shares issued on reinvestment of distributions..............          --           --
                                                                  ----------   ----------
                                                                     834,727           --
    Shares redeemed.............................................      (1,481)          --
                                                                  ----------   ----------
    Net increase................................................     833,246           --
                                                                  ----------   ----------

                                                                        Growth Fund
                                                                  -----------------------
                                                                     2005         2004
                                                                  ----------   ----------
    Shares sold.................................................  19,610,076   23,312,706
    Shares issued on reinvestment of distributions..............     548,115      533,742
                                                                  ----------   ----------
                                                                  20,158,191   23,846,448
    Shares redeemed.............................................  (8,805,258)  (4,317,352)
                                                                  ----------   ----------
    Net increase................................................  11,352,933   19,529,096
                                                                  ----------   ----------

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                         Value Fund
                                                                  ------------------------
                                                                     2005          2004
                                                                  -----------   ----------
    Shares sold.................................................   13,372,342   18,921,842
    Shares issued on reinvestment of distributions..............    6,795,760           --
                                                                  -----------   ----------
                                                                   20,168,102   18,921,842
    Shares redeemed.............................................  (15,746,779)  (9,759,558)
                                                                  -----------   ----------
    Net increase................................................    4,421,323    9,162,284
                                                                  -----------   ----------

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and Officers of the Funds who are Directors and/or Officers of the Investment Adviser receive no compensation from the Funds. Directors of the Funds who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $3,000 per annum and a $2,000 purchase of Equity Income Fund, Growth Fund or Value Fund shares, plus expenses and a $1,000 purchase in one of the funds for each additional Board of Directors meeting attended other than the annual meeting.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 2005, were as follows:

                                                             Purchases       Proceeds from Sales
                                                           --------------   ---------------------
    Equity Income Fund...................................  $    9,294,539      $    1,279,548
    Growth Fund..........................................     809,528,634         453,776,300
    Value Fund...........................................   1,246,928,450       1,381,074,111

    The cost of purchases and redemptions at maturity of U.S. Government securities were as follows:

                                                             Purchases     Redeemed at Maturity
                                                            ------------   --------------------
    Equity Income Fund....................................  $         --       $         --
    Growth Fund...........................................   118,402,746        100,020,000
    Value Fund............................................   216,974,824        182,000,000

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6. DISTRIBUTION INFORMATION: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles accepted in the United States. The tax character of distributions made during the fiscal years ended June 30, 2005 and June 30, 2004 were as follows:

                                   2005 TAXABLE DISTRIBUTIONS
                                                                     Net
                                                   Ordinary       Long-Term         Total
    Fund                                            Income      Capital Gains   Distributions
    ----                                          -----------   -------------   -------------
    Equity Income Fund..........................  $        --   $         --    $         --
    Growth Fund.................................   10,056,382     13,674,732      23,731,114
    Value Fund..................................   15,996,704    288,644,525     304,641,229

                           2004 TAXABLE DISTRIBUTIONS

                                                                     Net
                                                   Ordinary       Long-Term         Total
    Fund                                            Income      Capital Gains   Distributions
    ----                                          -----------   -------------   -------------
    Equity Income Fund..........................  $        --   $         --    $         --
    Growth Fund.................................           --     19,395,152      19,395,152
    Value Fund..................................           --             --              --

7. FEDERAL INCOME TAXES: Permanent differences, incurred during the year ended June 30, 2005, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income and accumulated realized gain/(loss) as follows:

                                                          Increase/ Decrease    Increase/ Decrease
                                                          Undistributed Net    Accumulated Realized
    Fund                                                  Investment Income        Gain/ (Loss)
    ----                                                  ------------------   --------------------
    Equity Income Fund..................................      $       --           $        --
    Growth Fund.........................................       3,142,905                (1,333)
    Value Fund..........................................       5,193,901            (5,193,901)
    The aggregate cost of investments for federal income tax purposes were as follows:

The aggregate cost of investments for federal income tax purposes were as follows:

                                                  Aggregate Gross   Aggregate Gross
                                                    Unrealized        Unrealized      Net Unrealized
                                 Aggregate Cost    Appreciation      Depreciation      Appreciation
                                 --------------   ---------------   ---------------   --------------
    Equity Income Fund.........  $    7,965,411    $    248,013      $   (242,371)     $      5,642
    Growth Fund................   1,403,436,573     266,605,094       (39,014,892)      227,590,202
    Value Fund.................   1,974,109,590     293,582,657       (86,728,001)      206,854,656

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) ON A TAX BASIS

                                               Equity Income Fund   Growth Fund     Value Fund
                                               ------------------   ------------   ------------
    Undistributed ordinary income............       $ 50,803        $         --   $ 19,691,688
    Undistributed long-term capital gains....             --          28,260,339    180,623,768
    Post October losses deferred.............        (49,580)                 --             --
    Unrealized appreciation..................          5,642         227,590,202    206,854,656
                                                    --------        ------------   ------------
      Total Accumulated Earnings.............       $  6,865        $255,850,541   $407,170,112
                                                    ========        ============   ============

    Post October losses represent losses realized on investment transactions from November 1, 2004 through June 30, 2005 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year. As of June 30, 2005, the Equity Income Fund had Post October losses of $49,580.

8. PROXY VOTING POLICIES AND PROCEDURES: A statement that information regarding how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2005 is available (i) without charge, upon request, by calling (800) 446-6662; or on our website at http://www.meridianfund.com; and (ii) on the Securities and Exchange Commission ("SEC") website at http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Value Fund (constituting Meridian Fund, Inc., hereafter referred to as the "Funds") at June 30, 2005, the results of each of their operations for the period then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
August 22, 2005

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Directors of the Funds unanimously approved the continuance of the Investment Advisory Agreement between the Meridian Growth Fund and the Meridian Value Fund and the Adviser at a meeting held on October 6, 2004. Additionally, at a meeting held December 8, 2004 the Directors approved a separate Investment Advisory Agreement between the Meridian Equity Income Fund and the Adviser.

In preparation for the meetings, the Directors received and evaluated information supplied by the Adviser in response to a letter prepared by counsel, at the Board of Director's request, which identified items that should be reviewed in order for the Directors to gain reasonable assurance that they have sufficiently considered all relevant and required information related to approval of the Advisory Agreements. The Directors examined and considered, among other items, performance and expense information of other investment companies with similar objectives, derived from data compiled by an independent third-party provider. The Independent Directors of the Funds also met in a private session at which no representatives of the Adviser were present prior to voting to approve the Advisory Agreements with respect to each of the Funds. In reaching their conclusions, the Directors considered factors they believed materially related to the selection of the Adviser, the approval of the fee structures and any other amounts paid under the Advisory Agreements. The Directors based their decisions on the evaluation of all factors taken as a whole and did not consider any one factor as all-important or controlling. Some of the factors considered are discussed in more detail below.

The Directors considered the nature, extent and quality of the investment research and portfolio management functions of the Adviser and the resources the Adviser has dedicated to performing services for the Funds. The Directors also considered the respective investment strategies of the Funds and noted favorably the Adviser's demonstrated ability, over time, to a achieve a highly competitive rate of return for long-term investors. The quality of other services, including the Adviser's assistance in the coordination of the activities of the Funds relating to other service providers, also was considered. The Directors noted that the Adviser's and the Funds' Chief Compliance Officer administers and coordinates conjoined compliance programs recently refined in light of new regulatory requirements. The Directors considered the consistency of the Funds' service quality when forming a basis for their confidence in the Adviser's integrity and competence, in light of their on-going experience as Directors of the Funds. The Directors concluded that, in all material respects, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Advisory Agreements.

At their meetings, the Directors reviewed the current and long-term performance of the Funds. The Directors noted that both the Meridian Growth Fund and the Meridian Value Fund had recently been recognized by independent rating agencies as being among the top performing funds in their categories over a ten and five year period, respectively. In addition to the information reviewed by the Directors during the meetings, the Directors receive detailed monthly performance reports for the Funds throughout the year. These reports present the Funds' performance in comparison to both broad market and peer group indices. Based upon their review, the Directors concluded that the Adviser's management of the Funds' investment portfolios has resulted in consistently competitive performance overall and, in particular, returns for long-term investors that are well above average.

DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Directors considered the direct and indirect costs incurred by the Adviser in providing investment management services for the Funds. In light of the changes in assets under management for each Fund during relevant time periods, the Directors concluded that economies of scale currently being realized do not necessarily warrant the implementation of additional breakpoints for any of the Funds. While intending to monitor future growth in Fund assets, and to the extent that economies of scale are realized, the Directors believe that current advisory fee levels reflect an equitable sharing of benefits with shareholders. The Directors concluded that profits being realized by the Adviser from its relationship with the Funds are reasonable and appropriate, based on the business judgment of the Directors, with consideration duly given to, among other things, the nature and quality of services provided, the outstanding long-term performance of the Funds, investment industry practices and comparable funds' average fee expense, determined using independent third party data. The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser's capital and management structure.

The Directors additionally considered certain benefits the Adviser realizes due to its relationship with the Funds. In particular, the Adviser has arrangements under which certain brokers may provide industry research to the Adviser's portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser's trading activities on behalf of the Funds. The Directors acknowledge that the Funds' shareholders benefit as well from these research products paid for through broker commissions and soft dollar arrangements.

INFORMATION ABOUT THE DIRECTORS AND
OFFICERS OF MERIDIAN FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The individuals listed below serve as directors or officers of Meridian Fund, Inc. ( the "Meridian Funds"). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939. The Meridian Funds' Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.

INTERESTED DIRECTORS *
--------------------------------------------------------------------------------

Richard F. Aster, Jr. (65)

Positions(s) Held with Fund: President, Chairman of the Board, Portfolio Manager Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: President, Aster Investment Management, Inc.; President, Aster Capital Management, Inc.
Number of Portfolios Overseen: 3
Other Directorships: N/A

Michael Stolper (60)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Investment Adviser and Broker/Dealer, Stolper & Company, Inc.
Number of Portfolios Overseen: 3
Other Directorships: N/A
--------------------------------------------------------------------------------
* Aster Investment Management, Inc. is investment adviser to the Meridian Funds. Mr. Stolper is a minority owner of Aster Investment Management, Inc.

INFORMATION ABOUT THE DIRECTORS AND
OFFICERS OF MERIDIAN FUND, INC. (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------

Ralph Cechettini (65)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): October 6, 2004
Principal Occupation(s) During Past 5 Years: Owner and Portfolio Manager, CIM Portfolio Advisers;
Managing Partner, Pivotal Asset Management, LLC
Number of Portfolios Overseen: 3
Other Directorships: Guide Dogs for the Blind, Inc.

Michael S. Erickson (53)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 3
Other Directorships: AeroAstro, Inc., Decimal, Inc.

James Bernard Glavin (70)

Positions(s) Held with Fund: Vice Chairman of the Board
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Chairman of the Board, The Immune Response Corp.
Number of Portfolios Overseen: 3
Other Directorships: N/A

Herbert Charles Kay (68)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 3
Other Directorships: N/A
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

Gregg B. Keeling, CPA (50)

Positions(s) Held with Fund: Treasurer, Secretary, Principal Financial and Accounting Officer, Chief Compliance Officer
Length of Service: (Beginning Date) April 1999
Principal Occupation(s) During Past 5 Years: Aster Investment Management, Inc., Vice President of Operations; Aster Capital Management, Inc., Vice President of Operations

MANAGEMENT'S DISCUSSION OF MERIDIAN EQUITY INCOME FUND(SM) PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Meridian Equity Income Fund gained 1.00% from its inception, January 31, 2005 to June 30, 2005. The S&P 500 gained 1.66% during the same period. Overall positive performance reflected the strength in the banking & finance, consumer products, industrial products, insurance and retail sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. This was offset primarily by weakness in the chemical, food & beverage, diversified operations, industrial services and paper products sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. Not being weighted in the best performing sectors during the period materially affected the Fund's performance. The Fund emphasizes investments in companies that pay dividends or interest, have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future.

MANAGEMENT'S DISCUSSION OF MERIDIAN GROWTH FUND(R) PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2005, the Meridian Growth Fund gained 2.65% compared to a gain of 6.24% for the S&P 500 with reinvested dividends, a gain of 9.45% for the Russell 2000 with reinvested dividends, and a gain of 0.45% for the NASDAQ. Overall positive performance reflected the strength in the brokerage & money management, cellular communication, consumer services, healthcare and restaurant sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. This was offset, primarily by weakness in the industrial products and services, technology and telecommunication equipment sectors, as well as the performance of individual stocks that may be the only issue we own in a particular sector. Not being weighted in the best performing sectors during the period materially affected the Fund's performance. The Fund's investments include companies that are relatively small in terms of total assets, revenues and earnings, which the Investment Adviser believes may have prospects for above average growth in revenue and earnings.

   VALUE OF $10,000 INVESTED IN THE MERIDIAN GROWTH FUND, THE S&P 500 AND THE
                                  RUSSELL 2000
[PERFORMANCE LINE GRAPH]

                                                     MERIDIAN GROWTH                 S&P 500                  RUSSELL 2000
                                                     ---------------                 -------                  ------------
06/30/95                                                10000.00                    10000.00                    10000.00
06/30/96                                                12140.00                    12598.00                    12389.00
06/30/97                                                13829.90                    16969.50                    14412.10
06/30/98                                                16169.90                    22084.10                    16791.60
06/30/99                                                16663.10                    27110.50                    17043.40
06/30/00                                                20237.30                    29076.00                    19484.10
06/30/01                                                24960.70                    24766.90                    19595.10
06/30/02                                                25065.50                    20313.80                    17909.90
06/30/03                                                25015.40                    20364.60                    17616.20
06/30/04                                                33433.10                    24256.30                    23494.00
06/30/05                                                34319.10                    25789.30                    25714.10

                              MERIDIAN GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURN


One Year                                                       2.65%

Five Years                                                    11.14%

Ten Years                                                     13.12%

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT'S DISCUSSION OF MERIDIAN VALUE FUND(R) PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2005, the Meridian Value Fund gained 8.00% compared to a gain of 6.24% for the S&P 500 with reinvested dividends, a gain of 9.45% for the Russell 2000 with reinvested dividends, and a gain of 0.45% for the NASDAQ. During the fiscal year ended June 30, 2005, the Fund's strongest performing investments were in the leisure, healthcare products, energy and real estate sectors. The worst performing investments were in the industrial services and consumer durables sectors.

The Meridian Value Fund's strategy is to invest in stocks, across a range of market capitalizations, which the Investment Adviser believes are undervalued in relation to the issuer's long-term earnings power, asset value and/or the stock market in general. Investments include both smaller company equities and mid-to-large capitalization stocks. Based on this strategy, the Fund's average compounded annual return for the ten-year period from June 30, 1995 to June 30, 2005 was 20.22% compared to 10.55% for the S&P 500, with reinvested dividends. The Fund did not approach full investment status until June 30, 1995, with cash comprising approximately 45-50% of the Fund's total portfolio from inception until June 30, 1995. The Meridian Value Fund's average compounded annual return from inception to June 30, 2005 was 17.84%, compared to 11.11% for the S&P 500, with reinvested dividends.

      VALUE OF $10,000 INVESTED IN THE MERIDIAN VALUE FUND AND THE S&P 500 [PERFORMANCE LINE GRAPH]

                                                                    MERIDIAN VALUE FUND                      S&P 500
                                                                    -------------------                      -------
6/30/95                                                                    10000                              10000
6/30/96                                                                    14917                              12598
6/30/97                                                                    17982                              16970
6/30/98                                                                    22667                              22084
6/30/99                                                                    26955                              27110
6/30/00                                                                    34942                              29076
6/30/01                                                                    44712                              24767
6/30/02                                                                    43916                              20314
6/30/03                                                                    45814                              20365
6/30/04                                                                    58408                              24256
6/30/05                                                                    63080                              25789

                              MERIDIAN VALUE FUND
                          AVERAGE ANNUAL TOTAL RETURN


One Year                                                       8.00%

Five Years                                                    12.54%

Ten Years                                                     20.22%

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                  2005 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

The information set forth below is for the Fund's fiscal year as required by Federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2006. Please consult your tax advisor for proper treatment of this information.

Pursuant to Internal Revenue Code Section 852(b)(3), the amounts of long-term capital gains designated for the fiscal year ended June 30, 2005 were as follows:

Growth Fund.................................................   $ --
Value Fund..................................................   $ --
Equity Income Fund..........................................   $ --

                      (This page intentionally left blank)

                                                  MERIDIAN FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

           ---------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                                RALPH CECHETTINI

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Chief Financial Officer,
                            Treasurer and Secretary
                            Chief Compliance Officer

                                   Custodian
                               PFPC TRUST COMPANY
                           Philadelphia, Pennsylvania

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                        MERIDIAN EQUITY INCOME FUND(SM)

                            MERIDIAN GROWTH FUND(R)

                             MERIDIAN VALUE FUND(R)

                                 ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939

                              www.meridianfund.com

                            Telephone (800) 446-6662

                                 JUNE 30, 2005

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,500 in 2005 and $49,140 in 2004.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0.00 in 2005 and $0.00 in 2004.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $ $12,400 in 2005 and $8,200 in 2004.

     Tax fees represent tax excise distributions and compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.00 in 2005 and $0.00 in 2004.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

          1. Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

          2. De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

               a. the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

               b. such services were not recognized by the Company at the time of the engagement to be non-audit services; and

               c. such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor's engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

          1. bookkeeping or other services related to the accounting records or financial statements of the Company;

          2.   financial information systems design and implementation;

          3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

          4.   actuarial services;

          5.   internal audit outsourcing services;

          6.   Management functions or human resources;

          7. broker or dealer, investment adviser, or investment banking services;

          8.   legal services and expert services unrelated to the audit; and

          9. any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  N/A

               (c)  100.00%

               (d)  N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.00 in 2005 and $0.00 in 2004.

     (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, that is the subject of disclosure required by
          Item 2, filed as exhibit(a)(1) to the Registrant's Form N-CSR, on September 8, 2004 (Accession No. 0000950134-04-013324).

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Meridian Fund, Inc. (R)


By (Signature and Title)*   /s/ Richard F. Aster, Jr.
                            ----------------------------------------------------
                            Richard F. Aster, Jr., Director & Principal
                            Executive Officer
                            (principal executive officer)

Date August 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Richard F. Aster, Jr.
                            ----------------------------------------------------
                            Richard F. Aster, Jr., Director & Principal
                            Executive Officer
                            (principal executive officer)

Date August 26, 2005


By (Signature and Title)*   /s/ Gregg B. Keeling
                            ----------------------------------------------------
                            Gregg B. Keeling, Principal Financial Officer,
                            Principal Accounting Officer, Treasurer & Secretary
                            (principal financial officer)

Date August 26, 2005

* Print the name and title of each signing officer under his or her signature.